PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT dated January 26, 2010, between Defense Solutions Holding, Inc., a Nevada corporation with its address at 707 Eagleview Boulevard, Suite 101, Exton, Pennsylvania 19341 (the "Pledgor"), and Innovative Consolidations, LLC (the "Secured Creditor").

WHEREAS, the Secured Creditor has been issued a Note dated on or about the date hereof issued by Defense Solutions, Inc., a Delaware corporation ("DSI") and payable in the aggregate principal amount of $750,000 to the order of the Secured Creditor (the "Note"); and

WHEREAS, the Pledgor has agreed to execute and deliver a pledge and security agreement providing for the pledge and grant to the Secured Creditor of a security interest in the Collateral, as defined below.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Secured Creditor to advance funds to the Pledgor, the Pledgor hereby agrees with the Secured Creditor as follows:

1. **Grant of Security Interest**. As collateral security for all of the Obligations (as defined in Section 2 hereof), the Pledgor hereby pledges, assigns and grants to the Secured Creditor a continuing security interest in the following collateral (the "Pledged Collateral");

   (a) Six million two hundred fifty thousand (6,250,000) shares of Pledgor's common stock (the "Shares; and

   (b) all proceeds of any and all of the foregoing; in each case, howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

2. **Security for Obligations.** The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations");

   (a) the prompt payment by DSI, as and when due and payable, of all amounts owing by it in respect of the Note; and

   (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing under this Agreement.

3. **Restrictions upon Shares.** During the term of this Agreement, the Pledgee shall not:

   (a) assign, transfer, sell, encumber, alienate or otherwise dispose of or grant any interest in any of the Shares; or

   (b) have the right to vote the Shares, receive any cash dividend or distribution paid by the Pledgor in respect of its shares of Common Stock or any other shares of the

Pledgor's capital stock and, in the event the Pledgee receives any such cash dividend or distribution, the Pledgee shall promptly pay such cash dividend or distribution to the Pledgor.

4. **Other Covenants as to the Pledged Collateral.** As long as any of the Obligations shall remain outstanding, the Pledgor will, unless the Secured Creditor shall otherwise consent in writing:

(a) keep adequate records concerning the Pledged Collateral and permit the Secured Creditor or any agents or representatives thereof at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

(b) at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Secured Creditor may request in order to:

(i) perfect and protect the security interest created hereby;

(ii) enable the Secured Creditor to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral; or

(iii) otherwise effect the purposes of this Agreement; and

(c) not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby.

5. **Additional Provisions Concerning the Pledged Collateral.**

(a) the Pledgor hereby authorizes the Secured Creditor to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral; and

(b) the Pledgor hereby irrevocably appoints the Secured Creditor the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Secured Creditor's discretion, to take any action and to execute any instrument which the Secured Creditor may deem necessary or advisable to accomplish the purpose of the Agreement.

6. **Remedies Upon Default.**

(a) If any event of default under the Note shall have occurred and be continuing:

(i) the Secured Party may immediately, upon written notice to the Pledgor, direct the Pledgor to deliver to the Secured Party certificate(s) representing the Shares and a stock transfer power duly completed, endorsed and dated for transfer. In such event, the Secured Party shall have the rights and

remedies provided in the Uniform Commercial Code then in force in the State of Pennsylvania (the "Code") and in this connection and subject to the Code, the Secured Party may, upon ten (10) days' prior written notice to the Pledgor, sent by certified mail, postage prepaid and return receipt requested, and without liability for any diminution in price which may have occurred, sell any or all of the Shares held under the terms of this Agreement in such manner and for such price as the Secured Party may determine.

(ii) The Pledgor shall pay all of the Pledgee's reasonable expenses incurred to enforce any of the Pledgor's obligations hereunder.

(iii) all cash proceeds received by the Secured Creditor in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Secured Creditor, be held by the Secured Creditor as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Creditor against, all or any part of the Obligations pro rata as to the principal amount of the Note. Any surplus of such cash or cash proceeds held by the Secured Creditor and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus; and

(iv) in the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Creditor is legally entitled, DSI shall remain liable for the deficiency and the Secured Creditor shall retain all rights to collect on such Obligations provided by applicable law.

(b) The parties recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Secured Creditor may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof.

7. **Terms of Agreement; Release of Shares.** This term of this Agreement shall commence on the date first above written and shall end upon payment in full by DSI of its obligations under the Note. Upon such full payment, the Shares shall be released from the pledge created hereby.

8. **Notices.** All notices requests, demands and other communications hereunder shall be in writing and shall be delivered:

(a) personally;

(b) by facsimile transmission;

(c) by a commercial overnight delivery service (e.g., Federal Express, UPS, Airborne, etc.) and paid for by the sender; or

(d) by certified mail, registered or express mail, postage prepaid

Any such notice shall be deemed given when so delivered:

(i) personally, upon such service or delivery;

(ii) if sent by facsimile transmission, on the day so transmitted, if the sender calls to confirm that such notice has been sent by facsimile and has a printed report which indicates that such transmission was, in fact, sent to the facsimile number indicated below;

(iii) if sent by commercial overnight delivery service, on the date reflected by such service as delivered to the addressees; or

(iv) if mailed by certified or registered mail, five (5) business days after the date of deposit in the United States mail.

In each instance, such notice, request, demand or other communications shall be addressed as follows:

(A) in case of the Pledgor:

Defense Solutions Holding, Inc.
707 Eagleview Boulevard, Suite 101
Exton, Pennsylvania 19341
Attention: Timothy D. Ringgold, CEO
Facsimile: 1.610.833.6010

(B) in the case of Secured Creditor to:

Innovative Consolidations, LLC
[Address]
Facsimile: ______________

or to such other address or to such other person as Pledgor or the Secured Creditor shall have last designated by written notice given as herein provided.

9. **Miscellaneous.**

(a) no amendment of any provisions of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Secured Creditor, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Secured

Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given;

(b) no failure on the part of the Secured Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Creditor provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law;

(c) any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability with invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision on any other jurisdiction;

(d) this Agreement shall create a continuing security interest in the Pledged Collateral and shall;

(i) remain in full force and effect until the payment in full or release of the obligations; and

(ii) be binding on the Pledgor and its assigns and shall inure, together with all rights and remedies of the Secured Creditor hereunder, to the benefit of the Secured Creditor and its successors, transferees and assigns;

(e) this Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect or perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of Pennsylvania.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

Defense Solutions Holding, Inc.

By: Gina A. Ringgold
Name: Gina A. Ringgold
Title: Board Member and Treasurer

Innovative Consolidations, LLC

By:______________________________
Name:
Title:

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